UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 30, 2004

Archer-Daniels-Midland Company

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4666 Faries Parkway Decatur, Illinois	62526
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (217) 424-5200

Item 7. Financial Statements and Exhibits.

(c) Exhibits	The following exhibit is furnished herewith:
99.1	Press release dated January 30, 2004 announcing second quarter results.

Item 12. Results of Operations and Financial Condition.

On January 30, 2004, Archer-Daniels-Midland Company (ADM) issued a press release announcing second quarter results. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: January 30, 2004	By /s/ David J. Smith
David J. Smith
Executive Vice President, Secretary and
General Counsel

EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated January 30, 2004